                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   FAFCO, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          N/A
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          N/A
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          N/A
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          N/A
          ---------------------------------------------------------------------
     (5)  Total fee paid:
          N/A
          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          N/A
          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          N/A
          ---------------------------------------------------------------------
     (3)  Filing Party:
          N/A
          ---------------------------------------------------------------------
     (4)  Date Filed:
          N/A
          ---------------------------------------------------------------------

                                   FAFCO, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  May 14, 1998

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FAFCO, Inc., a California corporation (the "Company"), will be held on Thursday, May 14, 1998 at 3:00 p.m., local time, at the Company's executive offices, 2690 Middlefield Road, Redwood City, California 94063 (telephone (650) 363-2690) for the following purposes:

        1. To elect three (3) directors to serve for the ensuing year and until their successors are elected.

        2. To ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December 31, 1998.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 20, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                             Sincerely,


                                             Alex N. Watt, Secretary

Redwood City, California
April 6, 1998

                                   FAFCO, INC.

                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

The enclosed proxy is solicited on behalf of FAFCO, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, May 14, 1998 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, 2690 Middlefield Road, Redwood City, California. Its telephone number at that address is (650) 363-2690.

These proxy solicitation materials were mailed on or about April 6, 1998 to all shareholders entitled to vote at the meeting.

RECORD DATE AND OUTSTANDING SHARES

Shareholders of record at the close of business on March 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

At the Record Date, 3,303,311 shares of the Company's Common Stock, $0.125 par value, were issued and outstanding. The only person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of the Record Date was Freeman A. Ford. See "ELECTION OF DIRECTORS - Security Ownership."

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of shares held by such shareholder, or distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

The cost of this solicitation will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal on which the broker has expressly not voted. Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than December 7, 1998 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

A Board of three directors is proposed to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting (if it is invoked) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

The names of the nominees, and certain information about them, are set forth below.

                                                                                        DIRECTOR
 NAME OF NOMINEE           AGE               PRINCIPAL OCCUPATION                         SINCE
 ---------------           ---               --------------------                         -----

Freeman A. Ford            57           Chairman of the Board, President and Chief        1972
                                        Executive Officer of the Company
William A. Berry           59           Senior Vice President and Chief Financial         1974
                                        Officer of the Electric Power Research
                                        Institute, an energy industry research
                                        consortium
Robert W. Selig, Jr.       58           President of Davis Instruments Corporation,       1974
                                        a manufacturer and distributor of marine and
                                        weather equipment

Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any directors or executive officers of the Company.

Mr. Ford is also a director of H.B. Fuller Company.

From April 1992 to May 1996, Mr. Berry served as Senior Vice President and Chief Financial Officer of Compression Labs, Inc., a supplier of video-conferencing equipment. In May 1996, Mr. Berry joined the Electric Power Research Institute, an energy industry research consortium, as Senior Vice President and Chief Financial Officer.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE COMPANY'S NOMINEES FOR DIRECTOR.

VOTE REQUIRED

The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date by (1) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (2) each director,
(3) the current executive officers of the Company named in the Summary Compensation Table below (the "Named Executive Officers"), and (4) all current directors and executive officers as a group:



                                                            SHARES OF COMMON STOCK
                                                              BENEFICIALLY OWNED
                                                              ------------------
                                                         NUMBER OF    PERCENT OF TOTAL
NAME OF BENEFICIAL OWNER                                  SHARES(1)         (2)
------------------------                                 ---------    ----------------

Freeman A. Ford                                         2,095,033(3)       57.5%
c/o FAFCO, Inc.
2690 Middlefield Road
Redwood City, California 94063

Alex N. Watt                                              100,950(4)        3.0%

David K. Harris                                            78,334(5)        2.3%

Robert W. Selig, Jr.                                       48,528(6)        1.5%

William A. Berry                                           22,500(7)         *

All current directors and executive officers as a       2,345,345(8)       61.4%
group (5 persons)


----------

*       Less than 1%.

(1) Except as otherwise indicated in the footnotes to this table or as otherwise provided by community property laws, the beneficial owner has sole voting and investment power with respect to all shares.

(2)     Based on 3,303,311 shares of Common Stock outstanding as of the Record
        Date.

(3) Includes (i) 298,000 shares held of record by trusts for the benefit of Mr. Ford's children for which he and his spouse serve as trustees and as to which shares he disclaims beneficial ownership, (ii) 209,344 shares jointly owned by Mr. Ford and his spouse, (iii) 30,937 shares issuable upon conversion of a promissory note held by Mr. Ford's daughter, as to which he disclaims beneficial ownership, (iv) 70,250 shares issuable upon exercise of options held by Mr. Ford exercisable within 60 days of the Record Date, and (v) 240,000 shares issuable upon exercise of outstanding warrants held by Mr. Ford exercisable within 60 days of the Record Date.

(4) Includes (i) 80,764 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Watt and (ii) 1,000 shares held by Mr. Watt and Sandra S. Watt as joint tenants.

(5) Includes 64,085 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Harris.

(6) Includes (i) 15,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Selig, and
        (ii) 5,700 shares held by trusts for the benefit of Mr. Selig's children, as to which shares he disclaims beneficial ownership.

(7) Includes 15,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by Mr. Berry.

(8) Includes (i) 215,099 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by three executive officers (one of whom is also a director), (ii) 30,000 shares issuable upon exercise of outstanding options exercisable within 60 days of the Record Date held by two outside directors,

                  (iii) 240,000 shares issuable upon exercise of warrants held by a director who is also an executive officer, and (iv) 30,397 shares issuable upon conversion of a promissory note held by the daughter of a director who is also an executive officer.

By virtue of his position as Chairman of the Board, President and Chief Executive Officer of the Company and his beneficial ownership of approximately 57.5% of the Company's Common Stock as of the Record Date, Freeman A. Ford may be deemed to be a "parent" and/or "control person" of the Company within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended. Mr. Ford can elect a majority of the Board of Directors and controls any shareholder vote that does not require a supermajority with respect to which his shares are eligible to be voted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of the copies of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements under Section 16(a) of the Securities Exchange Act applicable to its officers, directors and 10% shareholders were complied with.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of three (3) meetings during the year ended December 31, 1997 (the "Last Fiscal Year").

The Audit Committee of the Board of Directors, which currently consists of outside directors Berry and Selig, held two (2) meetings during the Last Fiscal Year. This Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

There is no compensation committee or nominating committee or any committee performing those functions. During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the committees on which such director served.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid by the Company for services rendered during the Last Fiscal Year to the Company by the Chief Executive Officer and the other Named Executive Officers.


                           SUMMARY COMPENSATION TABLE


                                                                                                           LONG-TERM
                                                      ANNUAL COMPENSATION                                 COMPENSATION
                                 ----------------------------------------------------------      -------------------------------
                                                                                                   AWARDS
                                                                                OTHER ANNUAL     SECURITIES
      NAME AND                                                                  COMPENSATION     UNDERLYING        ALL OTHER
  PRINCIPAL POSITION                YEAR          SALARY($)       BONUS($)        ($) (2)        OPTIONS(#)      COMPENSATION($)
----------------------------     ----------      ----------      ----------      ----------      ----------      ---------------
Freeman A. Ford                        1997      $  123,302      $   77,031              --               0      $    1,705(1)
Chairman of the Board,                 1996         105,805          35,459              --          57,250           1,748(1)
President and Chief                    1995         115,211               0              --               0           2,582(1)
Executive Officer

Alex N. Watt                           1997         117,000          64,110              --               0           2,218(1)
Vice President, Finance and            1996         109,333           4,992              --          47,950           2,403(1)
Administration, and Chief              1995         106,047               0              --               0           2,218(1)
Financial Officer

David K. Harris                        1997         117,000          72,106              --               0             370(1)
Vice President,                        1996         114,392           5,193              --          47,950             332(1)
Pool Products                          1995         107,207               0              --               0             296(1)


----------

(1) Represents life insurance premiums paid by the Company on behalf of Messrs. Ford, Watt, and Harris.

(2) Under applicable SEC rules, perquisites are excluded if the aggregate value is less than the lesser of $50,000 or 10% of the executive officer's salary plus bonus.



No stock options were granted to Named Executive Officers during the Last Fiscal Year.

                  The following table sets forth information regarding the value of all unexercised stock options and warrants held by the Named Executive Officers as of the end of the last Fiscal Year.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END OPTION AND WARRANT VALUES


                                                            NUMBER OF SECURITIES   VALUE OF UNEXERCISED IN-
                                                            UNDERLYING UNEXERCISED      THE-MONEY
                                                             OPTIONS/WARRANTS AT    OPTIONS/WARRANTS AT
                                                              FISCAL YEAR-END(#)   FISCAL YEAR-END($)(1)
                     SHARES ACQUIRED      VALUE REALIZED        EXERCISABLE/         EXERCISABLE/
NAME                  ON EXERCISE(#)           ($)              UNEXERCISABLE        UNEXERCISABLE
-----------------    ---------------      ---------------      ---------------      ---------------
Freeman A. Ford                    0                  N/A       306,250/16,000      $182,031/10,000
Alex N. Watt                       0                  N/A        76,764/12,000         28,718/7,500
David K. Harris                    0                  N/A        64,085/16,000        26,219/10,000

----------

(1) Based on the last reported sale price for the Company's Common Stock for the last trading day prior to 1997 fiscal year-end of $0.75, minus the exercise price of the option or warrant.



DIRECTOR COMPENSATION

Directors who are not employees of the Company are entitled to receive directors' fees in the amount of $750 for each board meeting attended and $750 for each committee meeting attended, provided that such committee meeting is held on a different day than that of the board meeting. Directors who are not employees of the Company are also entitled to an annual retainer of $2,500.

The Board of Directors has adopted and the shareholders of the Company have approved the 1991 Directors' Stock Option Plan (the "Directors' Plan") pursuant to which each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 10,000 shares (a "Director's Option") on the later to occur of the date of adoption of the Plan (April 15, 1991) or the date of his or her appointment or election to the Board. Each Director's Option has a term of ten years and becomes exercisable as to 20% of the shares subject thereto on each anniversary date of its grant. In addition, in April 1993, Messrs. Berry and Selig were each granted options to purchase 5,000 shares of Common Stock at an exercise price of $0.50 per share. Such warrants become exercisable as to 20% of the shares on the first, second, third, fourth and fifth anniversaries of date of grant.


                                   PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


                  The Board of Directors has selected Burr, Pilger & Mayer, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Burr, Pilger & Mayer audited the Company's financial statements for the Last Fiscal Year. If the shareholders do not ratify the appointment of Burr, Pilger & Mayer, the selection of independent auditors will be reconsidered by the Board of Directors. Representatives of Burr, Pilger & Mayer are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  On December 11, 1996, the Company dismissed Price Waterhouse LLP as its independent accountants. The reports of Price Waterhouse LLP on the financial statements of the Company for 1994 and 1995 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the 1994 and 1995 fiscal years and service as outside accountants through December 11, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years. During 1994, 1995 and 1996 (through December 11, 1996) there were no "reportable events" within the meaning of applicable SEC rules. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

                  As described in Note 2 to the Financial Statements in the Company's 1997 Annual Report to Shareholders, the Company has changed its inventory accounting principle from LIFO to FIFO, after discussions with Burr, Pilger & Mayer as to the appropriate method.

                  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF BURR, PILGER & MAYER AS THE COMPANY'S AUDITORS FOR FISCAL 1998 AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.


                                  OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                       THE BOARD OF DIRECTORS


Dated: April 6, 1998

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  FAFCO, INC.

         PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS -- MAY 14, 1998

    The undersigned shareholder of FAFCO, Inc. (the 'Company') hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1998 Annual Meeting of Shareholders of the Company to be held on May 14, 1998 at 3:00 p.m., local time, at the Company's principal place of business, 2690 Middlefield Road, Redwood City, California 94063 (telephone (650) 363-2690), and hereby revokes all previous proxies and appoints Freeman A. Ford and Alex N. Watt, or either of them, with full power of substitution, as Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side:

    The shares represented by this Proxy will be voted in accordance with the specifications made. If no specification is made, the shares represented by this Proxy will be voted for each of the nominees and the proposal listed below and will be voted on such other matters as may properly come before the meeting as the proxyholders deem advisable.

    (1) Election of Directors

       Nominees: Freeman A. Ford, William A. Berry, Robert W. Selig, Jr.

              [ ] FOR ALL NOMINEES         [ ] WITHHELD FROM ALL NOMINEES
           [ ] FOR ALL NOMINEES EXCEPT ANY WHOSE NAME IS CROSSED OUT ABOVE.

                                    (Continued and to be signed on reverse side)

(continued from the other side)

    (2) Proposal to ratify the appointment of Burr, Pilger & Mayer as the independent auditors of the Company for the fiscal year ending December
        31, 1998.            [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

In their discretion, the Proxies are entitled to vote as they deem advisable upon such other matters as may properly come before the meeting or any adjournments thereof.

                                                 Dated , 1998

                                                 -------------------------------
                                                    Signature of Stockholder

                                                 -------------------------------
                                                      Signature of Co-Owner

                                                 I plan to attend the meeting: [
                                                 ]

                                                 (This proxy should be marked,
                                                 dated and signed by each
                                                 shareholder exactly as such
                                                 shareholder's name appears
                                                 hereon, and returned promptly
                                                 in the enclosed envelope.
                                                 Persons signing in a fiduciary
                                                 capacity should so indicate. A
                                                 corporation or other entity is
                                                 requested to sign its name by
                                                 its President or other
                                                 authorized officer, with the
                                                 office held designated. If
                                                 shares are held by joint
                                                 tenants or as community
                                                 property, both holders should
                                                 sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.